SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 14, 2002
                                                         ---------------


                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
              Exact Name of Registrant as Specified in its Charter



       DELAWARE                   File No. 1-8989           13-3286161
       --------                   ---------------           ----------
       (State or Other            (Commission File          (IRS Employer
       Jurisdiction of             Number)                  Identification
       Incorporation)                                       Number)


           383 Madison Avenue, New York, New York               10179
           -------------------------------------------------------------
           (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of The Bear Stearns Companies Inc. (the "Company") under the Securities Act of 1933.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (a)   Financial Statements of business acquired:

                  Not applicable.

            (b)   Pro Forma financial information:

                  Not applicable.

            (c)   Exhibits:

                  (99)    Press Release, dated August 14, 2002.

                  (99.1) Statement, dated August 13, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.

                  (99.2) Statement, dated August 13, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.


Item 9.     Regulation FD Disclosure
            ------------------------

On August 14, 2002, the principal executive officer and principal financial officer of the Company each submitted to the Securities and Exchange Commission a written statement regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934 pursuant to Securities and Exchange Commission Order No. 4-460. The Company is furnishing under Item 9 of this Current Report on Form 8-K copies of such statements as Exhibits 99.1 and
99.2 hereto.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By:   /s/ Mark E. Lehman
                                             --------------------------------
                                             Mark E. Lehman
                                             Executive Vice President and
                                             General Counsel

Dated:  August 14, 2002

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.             Description
-----------             -----------

(99)              Press Release, dated August 14, 2002

(99.1) Statement, dated August 13, 2002, of the principal executive officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.

(99.2) Statement, dated August 13, 2002, of the principal financial officer of the Company regarding facts and circumstances relating to the Company's filings under the Securities Exchange Act of 1934.